Exhibit 21.1

Name of Subsidiary	Jurisdiction of Formation/Incorporation
Aventine Hotel, LLC	Delaware
Bohus Verwaltung, BV	Netherlands
CIMS Limited Partnership	Illinois
DTRS Burbank, LLC	Delaware
DTRS Columbus Drive, LLC	Delaware
DTRS Columbus Drive II, LLC	Delaware
DTRS Half Moon Bay, LLC	Delaware
DTRS LaJolla, LLC	Delaware
DTRS Lake Buena Vista, LLC	Delaware
DTRS Lincolnshire, LLC	Delaware
DTRS Michigan Avenue/Chopin Plaza L.P.	Delaware
DTRS Michigan Avenue/Chopin Plaza Sub, LLC	Delaware
DTRS Michigan Avenue/Chopin Plaza, LLC	Delaware
DTRS New Orleans, LLC	Delaware
DTRS North Beach Del Coronado, LLC	Delaware
DTRS Phoenix, LLC	Delaware
DTRS Rancho Las Palmas, LLC	Delaware
DTRS Santa Monica, LLC	Delaware
DTRS Schaumburg, LLC	Delaware
DTRS Washington, LLC	Delaware
HdC DC Corporation	Delaware
HdC Mezz 5 GP, LLC	Delaware
HdC Mezz 5 Partners, LP	Delaware
HdC Mezz 4 GP, LLC	Delaware
HdC Mezz 4 Partners, LP	Delaware
HdC Mezz 3 GP, LLC	Delaware
HdC Mezz 3 Partners, LP	Delaware
HdC Mezz 2 GP, LLC	Delaware

Name of Subsidiary	Jurisdiction of Formation/Incorporation
HdC Mezz 2 Partners, LP	Delaware
HdC Mezz 1 GP, LLC	Delaware
HdC Mezz 1 Partners, LP	Delaware
HdC North Beach Development, LLLP	Delaware
HdC Revolver GP, LLC	Delaware
HdC Revolver Partners, LP	Delaware
Helcont. spol. s.r.o.	Czech Republic
Hotel del Coronado, LP	Delaware
Hotel del Partners GP, LLC	Delaware
Hotel del Partners, LP	Delaware
Hotel del Tenant Corp.	Delaware
Hotel Paris Champs Elysees SNC	France
Inmobiliaria Nacional Mexicana, S. de R.L. de C.V.	Mexico
Intercontinental Florida Limited Partnership	Delaware
New Aventine, LLC	Delaware
New Burbank, LLC	Delaware
New Rancho, LLC	Delaware
New Santa Monica Beach Hotel, LLC	Delaware
Proparmex, S. de R.L. de C.V.	Mexico
Punta Mita Resort, S. de R.L. de C.V.	Mexico
Punta Mita Resort TRS, S. de R. L. de C.V.	Mexico
Resort Club Punta Mita S. de R.L. C.V.	Mexico
SHC (Champs Elysees) Sarl	Luxembourg
SHC Asset Management, LLC	Delaware
SHC Aventine II, LLC	Delaware
SHC Aventine, LLC	Delaware
SHC Burbank II, LLC	Delaware
SHC Burbank, LLC	Delaware
SHC Champs Elysees SAS	France
SHC Chopin Plaza Holdings, LLC	Delaware
SHC Chopin Plaza Mezzanine I, LLC	Delaware

Name of Subsidiary	Jurisdiction of Formation/Incorporation
SHC Chopin Plaza Mezzanine II, LLC	Delaware
SHC Chopin Plaza, LLC	Delaware
SHC Columbus Drive, LLC	Delaware
SHC del Coronado, LLC	Delaware
SHC del LP, LLC	Delaware
SHC del GP, LLC	Delaware
SHC DTRS, Inc.	Delaware
SHC Europe, LLC	Delaware
SHC Finance (Champs Elysees), LLC	Delaware
SHC Half Moon Bay Mezzanine, LLC	Delaware
SHC Half Moon Bay, LLC	Delaware
SHC Hamburg (Netherlands) B.V.	Netherlands
SHC Hamburg Sarl	Luxembourg
SHC Holdings, LLC	Delaware
SHC KSL Partners, LP	Delaware
SHC Lake Buena Vista II, LLC	Delaware
SHC Lincolnshire, LLC	Delaware
SHC Management Prague, s.r.o	Czech Republic
SHC Mexico Holdings, LLC	Delaware
SHC Mexico Lender, LLC	Delaware
SHC Michigan Avenue Holdings, LLC	Delaware
SHC Michigan Avenue Mezzanine I, LLC	Delaware
SHC Michigan Avenue Mezzanine II, LLC	Delaware
SHC Michigan Avenue, LLC	Delaware
SHC New Orleans, LLC	Delaware
SHC Phoenix III, LLC	Delaware
SHC Prague (Gibraltar) Limited	Gibraltar
SHC Prague Intercontinental B.V.	Netherlands
SHC Prague InterContinental, LLC	Delaware
SHC Prague Repository B.V.	Netherlands
SHC Prague TRS, a.s.	Czech Republic

Name of Subsidiary	Jurisdiction of Formation/Incorporation
SHC Property Acquisition, LLC	Delaware
SHC Property Prague, s.r.o.	Czech Republic
SHC Rancho III, LLC	Delaware
SHC Residence Club II, LLC	Delaware
SHC Residence Club S. de R.L. de C.V.	Mexico
SHC Residence Club, LLC	Delaware
SHC Santa Monica Beach Hotel III, LLC	Delaware
SHC Santa Monica Land, LLC	Delaware
SHC Schaumburg II, LLC	Delaware
SHC Washington, LLC	Delaware
SHCI Santa Monica Beach Hotel, LLC	Delaware
Strategic Holding SNC	France
Strategic Hotel Capital France SNC	France
Strategic Hotel Capital Prague, a.s.	Czech Republic
Strategic Hotel Capital Spain, S.L.	Spain
Strategic Hotel Funding, L.L.C.	Delaware
Strategic Paris Sarl	Luxembourg
Stredisko Praktickeho Vyucovani hotelu Inter.Continental s.r.o.	Czech Republic